[Logo] M F S(SM)                                              SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 1998
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                                             MFS(R) INSTITUTIONAL
                                             GLOBAL FIXED INCOME FUND

                               [Graphic Omitted]

MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND

TRUSTEES                                        INVESTMENT ADVISER
Jeffrey L. Shames*                              Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and          500 Boylston Street
Director, MFS Investment Management(R)          Boston, MA 02116-3741

Nelson J. Darling, Jr.                          DISTRIBUTOR
Professional Trustee                            MFS Fund Distributors, Inc.
                                                500 Boylston Street
William R. Gutow                                Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;       INVESTOR SERVICE
Real Estate Consultant                          MFS Service Center, Inc.
                                                P.O. Box 2281
CHAIRMAN AND PRESIDENT                          Boston, MA 02107-9906
Jeffrey L. Shames*
                                                For additional information,
PORTFOLIO MANAGER                               contact your financial adviser.
Stephen C. Bryant*
                                                CUSTODIAN
TREASURER                                       State Street Bank and Trust Company
W. Thomas London*
                                                WORLD WIDE WEB
ASSISTANT TREASURERS                            www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1998, the Fund provided a total return of 13.81% (including the reinvestment of distributions), which compares to a return of 12.17% for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

Almost all the activity in the global fixed-income universe during 1998 occurred in the last six months of the year. In many respects, the third quarter was a historic one, highlighted by Russia's devaluation and domestic debt restructuring. By late September, extreme volatility existed in many financial markets, primarily due to the partial liquidation of a large U.S. hedge fund and continued uncertainty in the Asian markets.

As concerns over a global recession increased, bond markets were dominated by a flight to quality. Largely due to the Federal Reserve Board's (the Fed's) lowering short-term interest rates for the first time since 1996, yields on 10-year U.S., German, and Japanese bonds fell approximately 100 basis points (1.00%) during the third quarter. In fact, U.S. Treasury yields fell to their lowest level in over 30 years. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

After such a volatile third quarter, more stability and normalcy returned during the fourth quarter. Helped by further interest-rate cuts by the Fed and by most European central banks, along with approval for an increase in funding for the International Monetary Fund, credit spreads began to contract. Longer-term interest rates in most developed markets actually edged slightly higher after reaching historic lows during the third quarter.

Japan, however, was the exception, as both government bond yields and the yen were quite volatile toward the end of the year. First, the yen appreciated 17% against the U.S. dollar due to central bank support and massive unwinding of leveraged positions. Second, 10-year Japanese interest rates increased from 0.75% to 1.70% as concerns grew over larger budget deficits and possible new issuance of debt.

During the year, the Fund performed well both in nominal terms and relative to the Salomon Index. Although 1998 will be remembered as the worst year since 1990 for credit risk, this portfolio benefited by being invested in secure global government bonds. All countries within the Salomon Index registered positive returns when measured in local currency. The Fund benefited by being overweighted in the better performers, namely the United Kingdom and the noncore European countries.

In addition, underweighting the Japanese bond market for most of the year enhanced results. Performance was somewhat constrained during the first half, however, by the portfolio's having a lower duration than the Salomon Index. Duration was lengthened by the beginning of the third quarter, and the Fund was thus well positioned for the significant rally that ensued. In addition, a weaker U.S. dollar helped to produce higher returns, both in absolute terms and relative to the Salomon Index.

As we begin 1999, many unresolved global issues overhang the financial markets. Concerns remain over the financial stability of both Brazil and Russia. In addition, the launch of the new euro currency, as well as the impeachment trial in Washington, obviously bears close scrutiny. However, similar to 1998, we believe global growth and inflation should continue to fall, which will be positive for most bond markets. In addition, both the Fed and the new European central bank are ready to again provide liquidity in case another credit crisis develops. We believe bond markets such as the United Kingdom and Greece should continue to perform well in this environment.

    Respectfully,

/s/ Stephen C. Bryant

    Stephen C. Bryant
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S PROFILE

Stephen C. Bryant is Senior Vice President of MFS Investment Management(R) and portfolio manager of the World Governments Series offered through MFS(R)/Sun Life annuity products. He also is a member of the team that manages MFS(R) World Governments Fund and MFS(R) World Governments Series (part of MFS(R) Variable Insurance Trust(SM)), MFS(R) Institutional Global Fixed Income Fund, and MFS(R) Government Markets Income Trust, a closed-end fund. He also manages the foreign bond portions of MFS(R) Global Total Return Fund and MFS(R) Intermediate Income Fund.

He joined MFS in 1987 as Assistant Vice President -- Investments. He was named Vice President -- Investments in 1989 and Senior Vice President in 1993. Mr. Bryant is a graduate of Wesleyan University.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective:              Seeks income and capital appreciation. The Fund invests,
                        under normal market conditions, at least 80% of its assets in globally diverse fixed-income securities.

Commencement of
investment operations:  September 30, 1992

Size:                   $16.0 million net assets as of December 31, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

                                                     6 Months           1 Year          3 Years          5 Years     10 Years/Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                               +13.81%          +15.94%          +21.00%          +32.69%            +48.89%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +15.94%          + 6.56%          + 5.82%            + 6.57%
-----------------------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, September 30, 1992, through December 31, 1998.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the ecomomic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1998

Bonds - 103.6%
----------------------------------------------------------------------------------------------------
                                                                     PRINCIPAL AMOUNT
ISSUER                                                                  (000 OMITTED)          VALUE
----------------------------------------------------------------------------------------------------
Foreign Bonds - 57.7%
  Canada - 2.2%
    Government of Canada, 5.25s, 2008                                      $      350    $   351,586
----------------------------------------------------------------------------------------------------
  Denmark - 2.2%
    Kingdom of Denmark, 7s, 2007                                     DKK        1,823    $   344,230
----------------------------------------------------------------------------------------------------
  Germany - 14.1%
    Germany Federal Republic, 6s, 2007                               DEM        3,286    $ 2,250,752
----------------------------------------------------------------------------------------------------
  Greece - 3.2%
    Hellenic Republic, 8.6s, 2008                                    GRD       40,000    $   158,487
    Hellenic Republic, 8.9s, 2003                                              95,000        355,720
                                                                                         -----------
                                                                                         $   514,207
----------------------------------------------------------------------------------------------------
  Italy - 7.2%
    Republic of Italy, 6.75s, 2007                                   ITL    1,595,000    $ 1,149,841
----------------------------------------------------------------------------------------------------
  Japan - 4.4%
    International Bank Recon & Dev, 2s, 2008 (Banks
      and Credit Cos.)                                               JPY       80,000    $   706,048
----------------------------------------------------------------------------------------------------
  New Zealand - 3.3%
    Government of New Zealand, 8s, 2006                              NED          300    $   182,943
    Government of New Zealand, 8s, 2004                                           580        340,580
                                                                                         -----------
                                                                                         $   523,523
----------------------------------------------------------------------------------------------------
  Sweden - 2.1%
    Kingdom of Sweden, 6s, 2005                                      SEK        2,500    $   341,780
----------------------------------------------------------------------------------------------------
  United Kingdom - 19.0%
    United Kingdom Treasury, 7.25s, 2007                             GBP        1,289    $ 2,588,439
    United Kingdom Treasury, 6.5s, 2003                                           246        447,062
                                                                                         -----------
                                                                                         $ 3,035,501
----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                      $ 9,217,468
----------------------------------------------------------------------------------------------------
U.S. Bonds - 45.9%
  U.S. Treasury Obligations - 39.2%
    U.S. Treasury Notes, 5.375s, 2003                                      $    3,180    $ 3,272,411
    U.S. Treasury Notes, 5.625s, 2008                                           2,800      2,987,684
                                                                                         -----------
                                                                                         $ 6,260,095
----------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 6.7%
    Federal National Mortgage Association, 2.125s, 2007                    $  120,000    $ 1,069,124
----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                         $ 7,329,219
----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $15,951,559)                                               $16,546,687
----------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.3%
----------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp. due 1/04/99 at
      Amortized Cost                                                       $      680    $   679,745
----------------------------------------------------------------------------------------------------

Call Options Purchased - 0.2%
----------------------------------------------------------------------------------------------------
                                                                     PRINCIPAL AMOUNT
                                                                         OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                               (000 OMITTED)          VALUE
----------------------------------------------------------------------------------------------------
    Deutsche Marks/British Pounds/January/2.637                      DEM        1,625    $        20
    Japanese Yen/February/112                                        JPY      156,719         29,463
    Swedish Krona/British Pounds/March/12.5                          SEK        7,212          2,892
 ---------------------------------------------------------------------------------------------------
Total Call Options Purchased (Identified Cost, $41,618)                                  $    32,375
----------------------------------------------------------------------------------------------------

Put Options Purchased - 0.1%
----------------------------------------------------------------------------------------------------
    Deutsche Marks/November/1.95                                     DEM          117    $     4,809
    Deutsche Marks/British Pounds/January/2.8065                     DEM        1,730          2,031
    Japanese Yen/March/125                                           JPY      174,909          9,095
    Japanese Yen/Deutsche Marks/May/85                               JPY      229,500            688
----------------------------------------------------------------------------------------------------
Total Put Options Purchased (Identified Cost, $41,702)                                   $    16,623
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $16,714,624 )                                        $17,275,430
----------------------------------------------------------------------------------------------------

Call Options Written - (0.2)%
----------------------------------------------------------------------------------------------------
    Japanese Yen/February/108.00                                     JPY      151,122        (12,090)
    Japanese Yen/Deutsche Marks/May/64.82                            JPY       70,006        (15,681)
----------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $20,414)                                  $   (27,771)
----------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (8.0)%                                                   (1,284,869)
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $15,962,790
----------------------------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

            AUD = Australian Dollars
            DEM = Deutsche Marks
            DKK = Danish Kroner
            GBP = British Pounds
            GRD = Greek Drachma
            ITL = Italian Lira
            JPY = Japanese Yen
            NLG = Netherland Guilder
            NZD = New Zealand Dollars
            SEK = Swedish Krona

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------------------
DECEMBER 31, 1998
-------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $16,714,624)                          $17,275,430
  Cash                                                                                1,963
  Net receivable for forward foreign currency exchange contracts to
    purchase                                                                          5,899
  Net receivable for forward foreign currency exchange contracts subject
    to master netting agreements                                                     79,064
  Receivable from investment adviser                                                 57,403
  Interest receivable                                                               251,463
  Receivable for investments sold                                                    12,033
  Other assets                                                                          739
                                                                                -----------
      Total assets                                                              $17,683,994
                                                                                -----------
Liabilities:
  Written options outstanding, at value (premiums received, $20,414)            $    27,771
  Net payable for forward foreign currency exchange contracts to sell                 3,004
  Payable for Fund shares reacquired                                              1,620,800
  Payable for investments purchased                                                  25,537
  Payable to affiliates -
    Management fee                                                                      309
    Shareholder servicing agent fee                                                       4
  Accrued expenses and other liabilities                                             43,779
                                                                                -----------
      Total liabilities                                                         $ 1,721,204
                                                                                -----------
Net assets                                                                      $15,962,790
                                                                                ===========
Net assets consist of:
  Paid-in capital                                                               $20,338,255
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                               643,208
  Accumulated net realized loss on investments and foreign currency
    transactions                                                                 (4,165,651)
  Accumulated distributions in excess of net investment income                     (853,022)
                                                                                -----------
      Total                                                                     $15,962,790
                                                                                ===========
Shares of beneficial interest outstanding                                        1,715,045
                                                                                 =========

Net asset value, redemption price, and offering price per share
  (net assets of $15,962,790 / 1,715,045 shares of beneficial interest
  outstanding)                                                                    $9.31
                                                                                  =====

See notes to financial statements

Statement of Operations (Unaudited)
----------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1998
----------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                     $  605,642
                                                                 ----------

  Expenses -
    Management fee                                               $   69,681
    Trustees' compensation                                            2,100
    Shareholder servicing agent fee                                     812
    Administrative fee                                                1,230
    Custodian fee                                                    11,135
    Auditing fees                                                    39,848
    Registration fees                                                 3,289
    Printing                                                          2,766
    Legal fees                                                          560
    Miscellaneous                                                       298
                                                                 ----------
      Total expenses                                             $  131,719
    Fees paid indirectly                                             (4,350)
    Preliminary reduction of expenses by investment adviser         (56,978)
                                                                 ----------
      Net expenses                                               $   70,391
                                                                 ----------
        Net investment income                                    $  535,251
                                                                 ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $1,298,238
    Written option transactions                                     136,963
    Foreign currency transactions                                   187,647
                                                                 ----------
      Net realized gain on investments and foreign
        currency transactions                                    $1,622,848
                                                                 ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                  $  380,922
    Written options                                                 (48,268)
    Translation of assets and liabilities in foreign currencies     641,933
                                                                 ----------
      Net unrealized gain on investments and foreign
        currency translation                                     $  974,587
                                                                 ----------
        Net realized and unrealized gain on investments
         and foreign currency                                    $2,597,435
                                                                 ----------
          Increase in net assets from operations                 $3,132,686
                                                                 ==========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED              YEAR ENDED
                                                             DECEMBER 31, 1998           JUNE 30, 1998
                                                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $     535,251          $    2,198,641
  Net realized gain on investments and foreign currency
    transactions                                                     1,622,848                  73,634
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               974,587                (196,467)
                                                                 -------------          --------------
    Increase in net assets from operations                       $   3,132,686          $    2,075,808
                                                                 -------------          --------------
Distributions declared to shareholders -
  From net investment income                                     $   --                 $   (4,643,503)
  From paid-in capital                                               --                       (458,167)
                                                                 -------------          --------------
    Total distributions declared to shareholders                 $   --                 $   (5,101,670)
                                                                 -------------          --------------
Net decrease in net assets from Fund share transactions          $ (13,185,973)         $  (24,474,987)
                                                                 -------------          --------------
      Total decrease in net assets                               $ (10,053,287)         $  (27,500,849)
Net assets:
  At beginning of period                                            26,016,077              53,516,926
                                                                 -------------          --------------
  At end of period (including accumulated distributions in
    excess of net investment income of $853,022 and
    $1,388,273, respectively)                                    $  15,962,790          $   26,016,077
                                                                 =============          ==============
See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                 SIX MONTHS ENDED       ----------------------------------------------------------------------
                                DECEMBER 31, 1998            1998           1997           1996           1995            1994
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 8.18          $ 9.07         $ 9.28         $10.13         $ 9.64          $10.50
                                           ------          ------         ------         ------         ------          ------
Income from investment operations# -
  Net investment income(S)                 $ 0.22          $ 0.48         $ 0.58         $ 0.64         $ 0.65          $ 0.63
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                    0.91           (0.16)         (0.25)         (0.48)          0.70           (0.63)
                                           ------          ------         ------         ------         ------          ------
      Total from investment operations     $ 1.13          $ 0.32         $ 0.33         $ 0.16         $ 1.35          $ --
                                           ------          ------         ------         ------         ------          ------
Less distributions declared to shareholders -
  From net investment income               $ --           $ (1.10)       $ (0.54)       $ (0.48)       $ (0.23)        $ (0.31)
  In excess of net investment income         --              --             --             --             --             (0.55)
  From net realized gain on
    investments and foreign currency
    transactions                             --              --             --            (0.31)         (0.63)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --              --             --            (0.22)          --              --
  From paid-in capital                       --             (0.11)          --             --             --              --
                                           ------          ------         ------         ------         ------          ------
      Total distributions declared to
        shareholders                       $ --           $ (1.21)       $ (0.54)       $ (1.01)       $ (0.86)        $ (0.86)
                                           ------          ------         ------         ------         ------          ------
Net asset value - end of period            $ 9.31          $ 8.18         $ 9.07         $ 9.28         $10.13          $ 9.64
                                           ======          ======         ======         ======         ======          ======
Total return                               13.81%++         3.70%          3.40%          1.51%         15.10%         (0.57)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                0.69%+          0.65%          0.65%          0.65%          0.72%           0.75%
  Net investment income                     4.92%+          5.51%          6.09%          6.52%          6.66%           6.09%
Portfolio turnover                           156%            413%           365%           425%           279%            212%
Net assets at end of period
  (000 omitted)                           $15,963         $26,016        $53,517        $62,807        $76,078         $42,364

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily agreed to maintain the expenses of the Fund excluding management fee at not more than 0% of average daily net assets. To the extent that actual expenses were over these limitations, the net investment income per share and the ratios would have been:

    Net investment income                  $ 0.20          $ 0.45         $ 0.55         $ 0.61         $ 0.61          $ 0.58
    Ratios (to average net assets):
      Expenses##                            1.21%+          1.01%          0.97%          0.95%          1.14%           1.23%
      Net investment income                 4.40%+          5.17%          5.78%          6.22%          6.23%           5.61%

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Global Fixed Income Fund (the Fund), is a non-diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,676,613 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the Funds average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees. This is reflected as a reduction of the expenses in the statement of operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                      $20,824,841       $28,752,675
                                                -----------       -----------
Investments (non-U.S. government securities)    $11,086,241       $13,564,142
                                                -----------       -----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $16,767,836
                                                                  -----------
Gross unrealized appreciation                                     $   657,947
Gross unrealized depreciation                                        (150,353)
                                                                  -----------
    Net unrealized appreciation                                   $   507,594
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                 SIX MONTHS ENDED DECEMBER 31, 1998            YEAR ENDED JUNE 30, 1998
                                  ---------------------------------   ---------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             --         $      --               1,216,802   $     10,686,382
Shares issued to shareholders in
  reinvestment of distributions         --                --                 376,093          3,035,070
Shares reacquired                     (1,466,943)       (13,185,973)      (4,312,333)       (38,196,439)
                                  --------------   ----------------   --------------   ----------------
    Net decrease                      (1,466,943)  $    (13,185,973)      (2,719,438)  $    (24,474,987)
                                  ==============   ================   ==============   ================

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1998, was $141.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                             1998 CALLS                            1998 PUTS
                                 -----------------------------------  ------------------------------------
                                     PRINCIPAL AMOUNTS                    PRINCIPAL AMOUNTS
                                          OF CONTRACTS                         OF CONTRACTS
                                         (000 OMITTED)      PREMIUMS          (000 OMITTED)       PREMIUMS
----------------------------------------------------------------------------------------------------------
Outstanding, beginning of period
  Canadian Dollar                               --      $      --                    1,857       $  6,946
  Japanese Yen/Deutsche Marks                 297,964        69,293                   --             --
Options written -
  Australian Dollar                             1,473        25,579                    964         11,928
  British Pounds                                  742         5,707                   --             --
  Canadian Dollar                               4,533        23,300                   --             --
  Deutsche Marks/British Pounds                 2,319        11,131                  2,471         12,360
  Japanese Yen/Deutsche Marks                  70,006         8,380                   --             --
  Japanese Yen                              1,461,717       114,221                213,461         11,276
Options terminated in closing transactions -
  Australian Dollar                            (1,104)      (20,768)                  (964)       (11,928)
  British Pounds                                 (742)       (5,707)                  --             --
  Canadian Dollar                              (1,164)       (9,075)                (1,857)        (6,946)
  Deutsche Marks/British Pounds                (2,319)      (11,131)                  (735)        (6,561)
  Japanese Yen                               (294,202)      (29,079)                  --             --
Options exercised -
  Australian Dollar                              (369)       (4,811)                  --             --
  Japanese Yen                             (1,016,393)      (73,108)                  --             --
Options expired -
  Canadian Dollar                              (3,369)      (14,225)                  --             --
  Deutsche Marks/British Pounds                 --             --                   (1,736)        (5,799)
  Japanese Yen/Deutsche Marks                (297,964)      (69,293)                  --             --
  Japanese Yen                                  --             --                 (213,461)       (11,276)
                                                        -----------                              --------
Outstanding, end of period                              $    20,414                              $
Options outstanding at end of
  period consist of:
  Japanese Yen/Deutsche Marks                  70,006         8,380                   --             --
  Japanese Yen                                151,122        12,034                   --             --
                                                        -----------                              --------
Outstanding, end of period                              $    20,414                              $
                                                        ===========                              ========

At December 31, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                                            NET
                                                                                                                     UNREALIZED
                                                  CONTRACTS TO                                   CONTRACTS         APPRECIATION
                     SETTLEMENT DATE           DELIVER/RECEIVE        IN EXCHANGE FOR             AT VALUE       (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Sales                        3/15/99     AUD           259,886             $  162,754           $  158,907             $ 3,847
                             3/15/99     DKK         2,296,113                363,103              361,625               1,478
                             3/15/99     NLG            27,911                 14,931               14,903                  28
                             3/15/99     NZD         1,108,018                574,535              582,892              (8,357)
                                                                           ----------           ----------             -------
                                                                           $1,115,323           $1,118,327             $(3,004)
                                                                           ==========           ==========             =======
Purchases                    3/15/99  AUD              703,683             $  434,173           $  430,266             $(3,907)
                             3/15/99  JPY           34,468,326                296,975              306,781               9,806
                                                                           ----------           ----------             -------
                                                                           $  731,148           $  737,047             $ 5,899
                                                                           ==========           ==========             =======

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $4,043 with Deutsche Bank, $10,256 with C.S. First Boston, and $64,765 with Merrill Lynch at December 31, 1998.

At December 31, 1998, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                 IGF-3 2/99 .5M